UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2014

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) At the 2014 annual meeting of stockholders of Northwest Biotherapeutics, Inc. (the “Company”), the stockholders approved two matters: the election of two Directors, and ratification of the appointment of Marcum LLP as the Company’s registered independent public accountants for 2014. The stockholders also approved two additional matters on an advisory basis: the Company’s executive compensation arrangements, and the frequency of future stockholder votes, on an advisory basis, on the Company’s executive compensation arrangements.

The Company had recommended that stockholders vote “For” the election of the Directors and the appointment of Marcum. The Company had also recommended that stockholders provide an advisory vote “For” the Company’s executive compensation arrangements, and “For” future shareholder votes, on an advisory basis, on the Company’s compensation arrangements to take place once every three (3) years. The stockholders voted in favor of the Company’s recommendations on all four matters.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2014 annual meeting of stockholders was held on December 19, 2014. At the meeting, the stockholders voted on two matters: the election of Mr. Bob Farmer and Mr. Jerry Jasinowski as Class II members of the Board of Directors for a three-year term, and ratification of the appointment of Marcum LLP as the Company’s registered independent public accountants for 2014. The stockholders also voted, on an advisory basis, on two additional matters: approval of the Company’s executive compensation arrangements and approval of the frequency of future stockholder votes, on an advisory basis, on the Company’s executive compensation arrangements.

The stockholders voted in favor of the Company’s recommendations on all four matters, as follows.

The stockholders approved the election of Mr. Bob Farmer as a Class II Director for a term expiring at the annual meeting of stockholders in 2017, based upon the following votes:

Member	For	Withheld	Broker Non-Votes
Mr. Bob Farmer	33,299,067	1,556,693	18,021,658

The stockholders approved the election of Mr. Jerry Jasinowski as a Class II Director for a term expiring at the annual meeting of stockholders in 2017, based upon the following votes:

Member	For	Withheld	Broker Non-Votes
Mr. Jerry Jasinowski	33,315,939	1,539,821	18,021,658

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
52,175,637	301,660	400,121	—

The stockholders approved, on an advisory basis, the Company’s executive compensation arrangements based upon the following votes:

For	Against	Abstain	Broker Non-Votes
34,263,783	438,627	153,350	18,021,658

The stockholders approved, on an advisory basis, future stockholder votes, on an advisory basis, on the Company’s executive compensation arrangements once every three years, based upon the following votes:

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes
30,531,167	242,622	3,836,144	245,827	18,021,658

In accordance with the stockholders’ recommendation, the Company’s Board of Directors has decided to include a stockholder vote, on an advisory basis, on executive compensation in its proxy materials once every three years, with the next such advisory vote occurring in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: December 29, 2014	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman